Q4 2023 RESULTS REVIEW February 14, 2024 Exhibit 99.2

Q4 2023 results review | Feb 14, 20242 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this press release including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at www.cnh.com. Forward-looking statements are based upon assumptions relating to the factors described in this press release, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”). All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

Q4 2023 results review | Feb 14, 20243 2023 | MAIN ACHIEVEMENTS Record EBIT margin performance Record FY revenue and net income Record investments in iron & tech

Q4 2023 results review | Feb 14, 20244 Q4 2023 | RESULTS (1) Non-GAAP measures (definition and reconciliation in appendix) Consolidated Revenues $6.8B -2% Adj. EBIT1 Industrial Activities $696M +2% Net Income $617M +4% Diluted EPS $0.46 +$0.03 Net Sales Industrial Activities $6.0B -5% +90 bps +15% +$0.06 Adj. EBIT%1 Industrial Activities 11.6% Adjusted Net Income1 $557M Adjusted Diluted EPS1 $0.42 YoY vs Q4 2022

Q4 2023 results review | Feb 14, 20245 FY 2023 | RESULTS (1) Non-GAAP measures (definition and reconciliation in appendix) Consolidated Revenues $24.7B +5% Adj. EBIT1 Industrial Activities $2.7B +12% Net Income $2.4B +17% Diluted EPS $1.76 +$0.27 Net Sales Industrial Activities $22.1B +3% +110 bps +15% +$0.24 Adj. EBIT%1 Industrial Activities 12.4% Adjusted Net Income1 $2.3B Adjusted Diluted EPS1 $1.70 YoY vs FY 2022

6 Q4 2023 results review | Feb 14, 2024 Expanded margins through accelerating cost reductions Continued softness in South American markets Addressing dealer inventories with commercial execution Retail sales ahead of industry in both segments Lower SG&A YoY & restructuring program launch Strategic Sourcing began supplier selection Q4 2023 | BUSINESS HIGHLIGHTS

Q4 2023 results review | Feb 14, 20247 STRATEGIC PRIORITIES CUSTOMER INSPIRED INNOVATION BRAND AND DEALER STRENGTH TECHNOLOGY LEADERSHIP OPERATIONAL EXCELLENCE SUSTAINABILITY STEWARDSHIP

INDUSTRY LEADING PRODUCT INNOVATION

Award-winning agriculture products position us to increase market share

New Holland CR11: next-generation flagship combine



remote diagnostics
near-infrared grain quality monitors
real-time learning powers automatic adjustments
computer vision & AI-driven chopping system
radar-based residue spreading
INNOVATION AWARD
AGRITECHNICA
GOLD MEDAL
WINNER
FARM MACHINE 2024
GOOD DESIGN AWARD 2023

Main farmer benefits[1]

- 25% faster harvest time
- Zero grain loss & higher grain quality
- 20-40% productivity increase
- 20% lower fuel consumption
- Reduced soil compaction

(1) Compared to the New Holland CR10.90 combine, the current record holder

8 Q4 2023 results review | Feb 14, 2024

CNH

Q4 2023 results review | Feb 14, 20249 ADDING VALUE THROUGH SUSTAINABILITY Our Commitment Key Recognitions Be the sustainability leader in Agriculture and Construction Be accountable for our sustainability performance Be the employer of choice in our industries Innovative Products Case IH Farmall 75C Electric New Holland T4 Electric Power New Holland E25X Electric Power Steyr hybrid CVT tractor A- for Climate Change

Q4 2023 results review | Feb 14, 202410 OPERATIONAL EXCELLENCE Ongoing cost reduction focus on both COGS and SG&A (1) Cumulative gross savings related to the cost initiatives; does not include inflation or FX impacts (2) SG&A of Industrial Activities ~$550M COGS Reduction 10-15% SG&A2 Restructuring Cost Impact1 ($M)2023 Actions 2024 Actions ✓ Logistics optimization ✓ Plant efficiencies ✓ 800+ kaizen events ✓ 5% headcount cost reductions initiated ✓ Strategic org alignment launched Further lean manufacturing improvements Kaizen events nearly doubling Strategic Sourcing first impacts Zero-based budgeting Back-office rationalization Expanding support operations in low-cost countries 10% 15% 140 160 180 240 2023 2024 E 2025 E 185 ~550 2022 2023 2024 E

Q4 2023 results review | Feb 14, 202411 $0.36 $1.46 $0.42 $1.70 Q4 FY 2.0 1.61.6 1.2 Q4 FY 0.5 2.0 0.6 2.3 Q4 FY 6.4 21.5 6.0 22.1 Q4 FY Q4 / FY 2023 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in appendix) Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 ($B, except EPS) -5% +3% +15% +15% +$0.06 +$0.24 -20% -24% 2022 2023 Δ YoY

Q4 2023 results review | Feb 14, 202412 5.4 18.0 4.9 18.1 Q4 FY Q4 / FY 2023 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix Note: Numbers may not add due to rounding Net Sales ($B) Gross Margin1 Adjusted EBIT ($M) 2022 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other 2023 13.5%13.1% 23.1% 23.8% 23.3% 25.5% Q4 FY 2022 2023 Δ YoY-8% +1% +0.2pp +1.7pp Q4 2,456 (293) 888 (200) (65) (152) 99 2,732 13.7% 15.1% FY

Q4 2023 results review | Feb 14, 202413 1.0 3.6 1.1 3.9 Q4 FY Q4 / FY 2023 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix Note: Numbers may not add due to rounding Net Sales ($B) Gross Margin1 Adjusted EBIT ($M) 5.8% 3.5% 13.3% 13.3% 14.8% 15.6% Q4 FY 2022 2023 Δ YoY+9% +10% +1.5pp +2.3pp Q4 FY 2022 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other 2023 124 34 181 (85) (10) (15) 7 238 3.5% 6.1%

Q4 2023 results review | Feb 14, 202414 Q4 retail originations $3.4B, +$0.5B YoY Managed portfolio $28.9B, +$5.1B YoY (+$4.4B @ CC3) Q4 / FY 2023 | FINANCIAL SERVICES (1) Defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs; (3) At constant currency ($M) Delinquencies on Book (>30 Days) Profitability Ratios Managed Portfolio2 & Retail Originations2 Net Income Portfolio at Dec. 31, 2023 Retail Wholesale Operating Lease 59% 36% 5% 75 338 113 371 Q4 FY Gross Margin / Avg. Assets on Book Return on Assets1 3.5% 3.2% 3.4% 2.3% 1.7% 2.4% 1.0% 2.0% 3.0% 4.0% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 1.2% 1.3% 1.4% 1.0% 1.3% 1.6% 1.9% 2.2% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 2022 2023

CAPITAL ALLOCATION PRIORITIES

ORGANIC GROWTH

$3.0B combined R&D / Capex investments over 2022-23 (~$4.4B targeted[1] for 2022-24)

BALANCE SHEET & CREDIT RATING

Low Industrial debt; S&P Global Ratings raised to 'BBB+' with stable outlook

SHAREHOLDER RETURNS

~$1.2B in dividends and share buybacks in 2023

INORGANIC GROWTH

Sufficient liquidity to further improve offerings (e.g. Augmenta / Hemisphere in 2023)

15 Q4 2023 results review | Feb 14, 2024

(1) As presented at the 2022 Capital Markets Day

CNH

Q4 2023 results review | Feb 14, 202416 2024 OUTLOOK – ASSUMPTIONS (1) Non-GAAP measure (definition in appendix) (2) Weighted average shares outstanding (diluted) R&D expenses ~$1.0B Capex $0.4-0.5B Unallocated & other ~flat $ YoY Adj. Effective Tax rate1 25% - 27% Company Industrial Activities Share count2 ~1,250M

Q4 2023 results review | Feb 14, 202417 2024 OUTLOOK – AGRICULTURE (1) Regional split definition in the slide “Geographic information” (2) Reflects full-year €/$ exchange rate average of 1.10 North America EMEA South America APAC LHP Tractors (10%) – (5%) (10%) – (5%) ~(10%) (5%) – flat HHP Tractors (15%) – (10%) Combines (15%) – (10%) (10%) – (5%) (15%) – (10%) ~flat Total Industry Unit Performance1 CNH Agriculture – Main Assumptions 18.1 2023 A 2024 E (12%)-(8%) YoY Net Sales2: $B & Δ% YoY 15.1%2023 A 2024 E Adj. EBIT Margin 14.0-15.0% Total Industry Volume % change FY 2024 vs. FY 2023 reflecting the aggregate for key markets where the Company competes.

Q4 2023 results review | Feb 14, 202418 2024 OUTLOOK – CONSTRUCTION (1) Regional split definition in the slide “Geographic information” (2) Reflects full-year €/$ exchange rate average of 1.10 North America EMEA South America APAC Light (5%) – flat (15%) – (10%) ~flat (5%) – flat Heavy (10%) – (5%) (10%) – (5%) flat – 5% (5%) – flat Total Industry Unit Performance1 CNH Construction – Main Assumptions 3.9 2023 A 2024 E (11%)-(7%) YoY 6.1%2023 A 2024 E Adj. EBIT Margin 5.0-6.0% Total Industry Volume % change FY 2024 vs. FY 2023 reflecting the aggregate for key markets where the Company competes. Net Sales2: $B & Δ% YoY

Q4 2023 results review | Feb 14, 202419 2024 OUTLOOK – TARGETS (1) Non-GAAP measure (definition in appendix) (2) Calculated as the price-weighted average of global retail demand with CNH product mix at constant prices Net Sales of Industrial Activities (12%)-(8%) YoY Ongoing commitment to improve through- cycle segment margins Aggressive cost reduction actions will help offset industry volume impacts Free Cash Flow of Industrial Activities1 of $1.2B - $1.4B Adj. Diluted EPS1 of $1.50 - $1.60 7% 8% 9% 10% 11% 12% 13% 14% 90% 95% 100% 105% 110% 115% C N H : In d u s tr ia l A c ti v it ie s A d j. E B IT % 1 Industry: Composite Ag & Construction 10-yr Avg2 2021 A 2022 A 2023 A 2024 E 2021 A 2022 A 2023 A

Q4 2023 results review | Feb 14, 202420 Drive retail performance in declining demand environment Order book providing visibility up to Q3 2024 Execution of cost efficiency programs Further tech stack enhancements Investor Day 2024 to be held May 21 at the NYSE 2024 PRIORITIES & OUTLOOK

APPENDIX

Q4 2023 results review | Feb 14, 202422 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 FY 2023 | UNIT PERFORMANCE VS. FY 2022 Note: Total Industry Volume % change 2023 vs. 2022 reflecting the aggregate for key markets where the Company competes. (1) Regional split definition in the slide “Geographic information” NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (9%) flat (8%) (5%) 140+ HP – Large Tractors 20% Combines 2% 8% (18%) (37%) Light 3% 3% (10%) (9%) Heavy 4% flat (32%) (22%) T o ta l I n d u s tr y C o m p a n y TRACTORS COMBINES LIGHT HEAVY Company Inventory Dealer Inventory Retail Production

Q4 2023 results review | Feb 14, 202423 Q4 2022 Q4 2023 Δ YoY FY 2022 FY 2023 Δ YoY U.S. GAAP Revenues 6,943 6,792 (2%) 23,551 24,687 +5% Net Sales | Industrial Activities 6,352 6,018 (5%) 21,541 22,080 +3% Net Income 592 617 +4% 2,039 2,383 +17% Diluted EPS - $ 0.43 0.46 +0.03 1.49 1.76 +0.27 Non – GAAP1 Net Sales | Industrial Activities @CC2 6,352 5,937 (7%) 21,541 22,048 +2% Adjusted EBIT | Industrial Activities 680 696 +2% 2,433 2,730 +12% Adjusted EBIT Margin | Industrial Activities 10.7% 11.6% +90 bps 11.3% 12.4% +110 bps Adjusted Effective Tax Rate 34% 27% -7pp 28% 26% -2pp Adjusted Net Income 486 557 +15% 2,004 2,313 +15% Weighted average shares outstanding - diluted - million 1,361 1,334 (2%) 1,362 1,350 (1%) Adjusted Diluted EPS - $ 0.36 0.42 +0.06 1.46 1.70 +0.24 Free Cash Flow | Industrial Activities 2,049 1,630 (20%) 1,596 1,216 (24%) Q4 / FY 2023 | FINANCIAL SUMMARY (1) Non-GAAP measures: definitions in slide “Non-GAAP Financial Measures”; reconciliations in “Reconciliations” section (2) @CC means at constant currency Note: Numbers may not add due to rounding ($M)

Q4 2023 results review | Feb 14, 202424 Q4 2023 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: Numbers may not add due to rounding Agriculture Construction Industrial Activities1 $4,947M $1,071M $6,018M -8% YoY -9% @CC2 +9% YoY +8% @CC2 -5% YoY -7% @CC2 By Region as reported By Region as reported By Region as reported 40% 33% 16% 11% 62% 19% 13% 7% 44% 31% 15% 10% 39% 33% 20% 7% 49% 25% 19% 8% 41% 32% 20% 7% By Product as reported By Product as reported By Segment as reported 58% 22% 20% 36% 62% 2% 82% 18% 55% 24% 21% 37% 61% 2% 85% 15% Q4 2022 Q4 2023 AG CE NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q4 2023 mix Q4 2022 mix Q4 2023 mix Q4 2022 mix

Q4 2023 results review | Feb 14, 202425 FY 2023 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: Numbers may not add due to rounding Agriculture Construction Industrial Activities1 $18,148M $3,932M $22,080M +1% YoY +1% @CC2 +10% YoY +10% @CC2 +3% YoY +2% @CC2 By Region as reported By Region as reported By Region as reported 39% 32% 18% 11% 57% 22% 14% 7% 43% 30% 17% 10% 38% 32% 21% 9% 48% 25% 19% 8% 39% 31% 20% 9% By Product as reported By Product as reported By Segment as reported 55% 23% 22% 35% 63% 2% 82% 18% 53% 24% 23% 37% 61% 2% 83% 17% FY 2022 FY 2023 AG CE NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC FY 2023 mix FY 2022 mix FY 2023 mix FY 2022 mix

Q4 2023 results review | Feb 14, 202426 Q4 / FY 2023 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: Numbers may not add due to rounding Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q4 22 Q4 23 Q4 22 Q4 23 Q4 22 Q4 23 Q4 22 Q4 23 Q4 22 Q4 23 Agriculture 5,369 4,947 1,238 1,154 23.1% 23.3% 701 669 13.1% 13.5% Construction 983 1,071 131 159 13.3% 14.8% 34 62 3.5% 5.8% Elimination & Other - - 5 - - - (55) (35) - - Industrial Activities 6,352 6,018 1,374 1,313 21.6% 21.8% 680 696 10.7% 11.6% Financial Services 577 768 Elimination & Other 14 6 CNH Industrial 6,943 6,792 ($M) FY 22 FY 23 FY 22 FY 23 FY 22 FY 23 FY 22 FY 23 FY 22 FY 23 Agriculture 17,969 18,148 4,284 4,627 23.8% 25.5% 2,456 2,732 13.7% 15.1% Construction 3,572 3,932 474 615 13.3% 15.6% 124 238 3.5% 6.1% Elimination & Other - - (14) - - - (147) (240) - - Industrial Activities 21,541 22,080 4,744 5,242 22.0% 23.7% 2,433 2,730 11.3% 12.4% Financial Services 1,996 2,573 Elimination & Other 14 34 CNH Industrial 23,551 24,687

Q4 2023 results review | Feb 14, 202427 Q4 2022 Q4 2023 FY 2022 FY 2023 Investments in property, plant and equipment, and intangible assets 212 240 456 637 Breakdown by Category New Product & Technology 34% 25% 36% 31% Maintenance & Other 56% 68% 48% 61% Industrial Capacity Expansion & LT Investments 10% 7% 16% 8% Breakdown by Segment Agriculture 86% 82% 86% 85% Construction 14% 18% 14% 15% Research and Development 257 275 866 1,041 Total spending (CapEx + R&D) in new products 233 234 727 849 Breakdown by Trend Digital 30% 38% 35% 38% Electric Vehicles and CNG-LNG 10% 10% 9% 10% Other New Program 60% 52% 56% 52% ($M) Q4 / FY 2023 | CAPEX AND R&D Note: Numbers may not add due to rounding

Q4 2023 results review | Feb 14, 202428 ($B) Outstanding Dec. 31, 2023 2024 2025 2026 2027 2028 Beyond 4.3 Bank Debt 2.3 0.4 0.3 0.3 0.3 0.6 11.1 Capital Market 3.2 2.6 2.2 1.3 0.8 1.1 0.2 Other Debt 0.2 - - - - - 15.6 Cash Portion of (Debt) Maturities 5.7 3.0 2.5 1.6 1.1 1.7 of which Industrial Activities 1.0 0.8 0.6 1.1 0.1 0.6 of which Financial Services 4.7 2.2 1.9 0.5 1.1 1.1 5.0 Cash & Cash Equivalents 0.7 of which restricted cash 0.2 Net Receivables / (Payables) with Iveco Group 5.9 Undrawn Committed credit lines 11.2 Total Available Liquidity DEBT MATURITY SCHEDULE | BREAKDOWN Note: Numbers may not add due to rounding

RECONCILIATIONS

RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES

($M)	Q4 2022	Q4 2023	FY 2022	FY 2023
Net Income	**592**	**617**	**2,039**	**2,383**
Less: Consolidated income tax expense	(168)	(58)	(747)	(594)
Consolidated income before taxes	**760**	**675**	**2,786**	**2,977**
Less: Financial Services				
Financial Services Net Income	75	113	338	371
Financial Services Income Taxes	19	47	125	136
Add back of the following Industrial Activities items:				
Interest expense of Industrial Activities, net of Interest income and eliminations	22	40	119	76
Foreign exchange (gains) losses, net of Industrial Activities	45	78	59	105
Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1)	(12)	6	(124)	4
Adjustments for the following Industrial Activities items:				
Restructuring expenses	12	57	31	65
Other discrete items(2)	(53)	-	25	10
Total Adjusted EBIT of Industrial Activities	**680**	**696**	**2,433**	**2,730**

(1) In Q4'23 and Q4'22 this item includes the pre-tax gain of $6M as a result of the amortization over the 4 years of the $101M positive impact from the 2021 modifications of a healthcare plan in the U.S. In FY'23 this item includes the pre-tax gain of $24M as a result of the amortization over the 4 years of the $101M positive impact from the 2021 modifications of a healthcare plan in the U.S. In FY'22 this item includes the pre-tax gain of $90M as a result of the 2018 modification of a healthcare plan in the U.S. and a pre-tax gain of $24M as a result of the amortization over the 4 years of the $101M positive impact from the 2021 modifications of a healthcare plan in the U.S.

(2) In Q4'23 this item did not include any discrete items, while Q4'22 included a $65M gain on the sale of our Canada parts depot, partially offset by $12M of separation costs incurred in connection with our spin-off of the Iveco Group Business. In FY'23 this item includes a loss of $23M on the sale of the CNH Industrial Russia and CNH Capital Russia businesses, partially offset by a gain of $13 million for the fair value remeasurement of Augmenta and Bennamann. In FY'22 this item includes $43M of asset write-downs, $25M of separation costs incurred in a connection with our spin-off of the Iveco Group Business and $22M of costs related to the activity of the Raven segments held for sale, including the loss on the sale of the Engineered Films and Aerostar divisions, partially offset by a $65M dollar gain on the sale of our Canada parts depot.

30 Q4 2023 results review | Feb 14, 2024

CNH

Q4 2023 results review | Feb 14, 202431 Q4 2022 Q4 2023 FY 2022 FY 2023 Net cash provided by (used in) Operating Activities 1,443 1,515 557 907 Cash flows from Operating Activities of Financial Services net of eliminations 744 481 1,448 1,230 Change in derivatives hedging debt of Industrial Activities and other 2 7 19 9 Investments in assets sold under operating lease assets of Industrial Activities (7) (4) (21) (30) Investments in property, plant & equipment, and intangible assets of Ind. Act. (213) (240) (456) (637) Other changes(1) 80 (129) 49 (263) Free cash flow of Industrial Activities 2,049 1,630 1,596 1,216 RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF IND. ACTIVITIES UNDER U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments. ($M)

Q4 2023 results review | Feb 14, 202432 Q4 2022 Q4 2023 FY 2022 FY 2023 Net income (loss) 592 617 2,039 2,383 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (46) 53 (41) 53 Adjustments impacting Income tax (expense) benefit (b) (60) (113) 6 (123) Adjusted net income (loss) 486 557 2,004 2,313 Adjusted net income (loss) attributable to CNH Industrial N.V. 486 556 1,994 2,301 Weighted average shares outstanding – diluted (million) 1,361 1,334 1,362 1,350 Adjusted diluted EPS ($) 0.36 0.42 1.46 1.70 Income (loss) from continuing operations before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 725 577 2,682 2,703 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (46) 53 (41) 53 Adjusted income (loss) from continuing operations before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (A) 679 630 2,641 2,756 Income tax (expense) benefit (168) (58) (747) (594) Adjustments impacting Income tax (expense) benefit (b) (60) (113) 6 (123) Adjusted income tax (expense) benefit (B) (228) (171) (741) (717) Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A) 34% 27% 28% 26% ($M) RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP (1/2)

RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP (2/2)

($M)	Q4 2022	Q4 2023	FY 2022	FY 2023
(a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates				
Restructuring expenses	12	59	31	67
Pre-tax gain related to the 2018 modification of a healthcare plan in the U.S.	-	-	(90)	-
Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S.	(6)	(6)	(24)	(24)
Asset write-down: Industrial Activities, Russia Operations	-	-	43	-
Asset write-down: Financial Services, Russia Operations	1	-	17	-
Loss on sale of Industrial Activities, Russia Operations	-	-	-	17
Loss on sale of Financial Services, Russia Operations	-	-	-	6
Spin related costs	12	-	25	-
Gain on sale of real estate	(65)	-	(65)	-
Investment fair value adjustment	-	-	-	(13)
Activity of the Raven Segments held for sale, including loss on sale of the Aerostar and Engineered Films Division	-	-	22	-
Total	**(46)**	**53**	**(41)**	**53**
(b) Adjustments impacting Income tax (expense) benefit				
Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	(5)	(14)	61	(24)
Adjustment to valuation allowances on deferred tax assets	(55)	(99)	(55)	(99)
Total	**(60)**	**(113)**	**6**	**(123)**

33 Q4 2023 results review | Feb 14, 2024

CNH

Q4 2023 results review | Feb 14, 202434 The composition of our regions part of the geographic information is as follows: ▪ North America: United States, Canada, and Mexico ▪ Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Turkey, Uzbekistan, Pakistan, the African continent, and the Middle East ▪ South America: Central and South America, and the Caribbean Islands ▪ Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data ▪ In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. ▪ Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. ▪ In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q4 2023 results review | Feb 14, 202435 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non- GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non-recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only, and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under buy-back commitments, assets under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. NON-GAAP FINANCIAL MEASURES

INVESTOR RELATIONS CONTACTS investor.relations@cnh.com Jason Omerza +1 (630) 740 8079 | jason.omerza@cnh.com Federico Pavesi +39 (345) 605 6218 | federico.pavesi@cnh.com www.cnh.com